Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), the undersigned officer of Dejour Enterprises Ltd., (the “Company”) does hereby certify with respect to the Annual Report of the Company on Form 20-F for the period ended December 31, 2008 (the “Report”) that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 23, 2009

/s/ Mathew Wong

Mathew Wong

Chief Financial Officer, Principal Accounting and Financial Officer